PIMCO Funds: Pacific Investment Management Series
                 Institutional and Administrative Share Classes

                      Supplement dated December 29, 1999 to
                        Prospectus dated November 1, 1999

Change to PIMCO Emerging Markets Bond Fund II

         Effective January 3, 2000, the PIMCO Emerging Markets Bond Fund II (the "Fund") may invest up to 25% of its assets in fixed income securities rated B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Service ("S&P") (or, if unrated, determined by PIMCO to be of comparable quality). Prior to that date, the Fund will have limited its investments in such securities to a maximum of 10% of its assets. Fixed income securities that are rated B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality, are considered to be high yield securities ("junk bonds"). For more information regarding high yield securities, as well as the risks associated with investments in such securities, see the discussions in the prospectus entitled "Summary of Principal Risks--High Yield Risk," "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities" and "Appendix A--Description of Securities Ratings."


          Investors Should Retain This Supplement For Future Reference